UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 8, 2017

Midland States Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On June 12, 2017, Midland States Bancorp, Inc., an Illinois corporation (“Midland”), filed a Current Report on Form 8-K (the “Initial Report”) to report that on June 9, 2017, Midland completed the acquisition of Centrue Financial Corporation, a Delaware corporation (“Centrue”). This Form 8-K/A amends the Initial Report to include the historical audited financial statements of Centrue and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Report in reliance on the instructions to such items. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheet of Centrue as of December 31, 2016, the related consolidated statements of income and comprehensive income, stockholders’ equity, and cash flows for the year ended December 31, 2016, the notes related thereto and the Report of Crowe Horwath LLP, independent registered public accounting firm, dated March 2, 2017, were filed in Centrue’s Annual Report on Form 10-K filed on March 2, 2017 and are incorporated by reference herein.

The unaudited consolidated balance sheet of Centrue as of March 31, 2017, the related consolidated statements of income and comprehensive income, and cash flows for the three months ended March 31, 2017, and the notes related thereto were filed in Centrue’s Quarterly Report on Form 10-Q filed on May 10, 2017 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Midland and Centrue as of March 31, 2017, unaudited pro forma condensed combined statement of income of Midland and Centrue for the year ended December 31, 2016 and for the three months ended March 31, 2017, and the notes related thereto, are filed herewith as Exhibit 99.3.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP

99.1

Audited consolidated balance sheet of Centrue Financial Corporation as of December 31, 2016, the related consolidated statements of income and comprehensive income, stockholders’ equity, and cash flows for the year ended December 31, 2016, the notes related thereto and the Report of Crowe Horwath LLP, independent registered public accounting firm, dated March 2, 2017 (incorporated by reference to Centrue Financial Corporation’s Annual Report on Form 10-K filed on March 2, 2017)

99.2

Unaudited consolidated balance sheet of Centrue Financial Corporation as of March 31, 2017, the related consolidated statements of income and comprehensive income, and cash flows for the three months ended March 31, 2017, and the notes related thereto (incorporated by reference to Centrue Financial Corporation’s Quarterly Report on Form 10-Q filed on May 10, 2017)

99.3

Unaudited pro forma condensed combined balance sheet of Midland States Bancorp, Inc. and Centrue Financial Corporation as of March 31, 2017, unaudited pro forma condensed combined statement of income of Midland States Bancorp, Inc. and Centrue Financial Corporation for the year ended December 31, 2016 and for the three months ended March 31, 2017, and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017	MIDLAND STATES BANCORP, INC.

	By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP

99.1

Audited consolidated balance sheet of Centrue Financial Corporation as of December 31, 2016, the related consolidated statements of income and comprehensive income, stockholders’ equity, and cash flows for the year ended December 31, 2016, the notes related thereto and the Report of Crowe Horwath LLP, independent registered public accounting firm, dated March 2, 2017 (incorporated by reference to Centrue Financial Corporation’s Annual Report on Form 10-K filed on March 2, 2017)

99.2

Unaudited consolidated balance sheet of Centrue Financial Corporation as of March 31, 2017, the related consolidated statements of income and comprehensive income, and cash flows for the three months ended March 31, 2017, and the notes related thereto (incorporated by reference to Centrue Financial Corporation’s Quarterly Report on Form 10-Q filed on May 10, 2017)

99.3

Unaudited pro forma condensed combined balance sheet of Midland States Bancorp, Inc. and Centrue Financial Corporation as of March 31, 2017, unaudited pro forma condensed combined statement of income of Midland States Bancorp, Inc. and Centrue Financial Corporation for the year ended December 31, 2016 and for the three months ended March 31, 2017, and the notes related thereto